UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2016

THE ESTÉE LAUDER COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 572-4200

Not Applicable

(Former name or former address, if changed since last report)

☐          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2016, The Estée Lauder Companies Inc. (the “Company”) completed a public offering of $450,000,000 aggregate principal amount of its 1.700% Senior Notes due 2021 (the “2021 Notes”) and $150,000,000 aggregate principal amount of its 4.375% Senior Notes due 2045 (the “2045 Notes” and, together with the 2021 Notes, the “Notes”). The Notes are governed by the Indenture, dated as of November 5, 1999 (the “Indenture”), between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The Company previously issued $300,000,000 aggregate principal amount of its 4.375% Senior Notes due 2045 (the “Existing 2045 Notes”) on June 4, 2015, all of which will remain outstanding following the closing of the offering of the Notes. The 2045 Notes form a single series with, are fully fungible with and vote with the Existing 2045 Notes. The 2045 Notes have the same CUSIP number as the Existing 2045 Notes and will trade interchangeably with the Existing 2045 Notes immediately upon settlement. Upon issuance of the 2045 Notes, the aggregate principal amount outstanding of the Company’s 4.375% Senior Notes due 2045 was $450,000,000.

The 2021 Notes mature on May 10, 2021 and the 2045 Notes mature on June 15, 2045. Interest on the 2021 Notes is payable on May 10 and November 10 of each year, commencing November 10, 2016 and accrues from May 10, 2016. Interest on the 2045 Notes is payable on June 15 and December 15 of each year, commencing June 15, 2016 and accrues from December 15, 2015. The Company may redeem the Notes of each series, in whole or in part, at its option at any time prior to, April 10, 2021 (one month prior to the maturity date of the 2021 Notes) with respect to the 2021 Notes and December 15, 2044 (six months prior to the maturity date of the 2045 Notes) with respect to the 2045 Notes by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, the Company may redeem the Notes of each series, in whole or in part, at its option at any time on or after April 10, 2021 (one month prior to the maturity date of the 2021 Notes) with respect to the 2021 Notes and December 15, 2044 (six months prior to the maturity date of the 2045 Notes) with respect to the 2045 Notes at 100% of the aggregate principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. The Notes are senior unsecured obligations of the Company and rank equally with all of its other senior unsecured indebtedness.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability to merge, consolidate or sell assets; limitations on the ability of the Company and certain of its subsidiaries to secure indebtedness with liens; and limitations on sale and leaseback transactions by the Company and certain of its subsidiaries. In addition, upon the occurrence of a Change of Control Repurchase Event (as described in the officers’ certificates setting forth the terms of the 2021 Notes and 2045 Notes (each, an “Officers’ Certificate”)), the Company will be required to make an offer to repurchase the Notes at 101% of the aggregate principal amount.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4 to Amendment No. 1 to the Company’s Registration Statement on Form S-3 (No. 333-85947) filed on November 5, 1999; and to the full text of the Officers’ Certificate and the global note representing the 2021 Notes and to the full text of the Officers’ Certificate and the global note representing the 2045 Notes, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively. Each of the foregoing documents is incorporated by reference herein.

Item 8.01 Other Events.

On May 5, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters identified on Schedule II thereto (collectively, the “Underwriters”), to sell $450,000,000 aggregate principal amount of the 2021 Notes and $150,000,000 aggregate principal amount of the 2045 Notes under the Company’s automatic shelf registration statement on Form S-3 (No. 333-204381) (the “Registration Statement”) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and effective as of May 22, 2015. The Company sold the 2021 Notes to the Underwriters at a price of 99.626% of the principal amount thereof, and the Underwriters offered the 2021 Notes to the public at a price of 99.976% of the principal amount thereof. The Company sold the 2045 Notes to the Underwriters at a price of 109.972% of the principal amount thereof, plus accrued and unpaid interest from December 15, 2015, and the Underwriters offered the 2045 Notes to the public at a price of 110.847% of the principal amount thereof, plus accrued and unpaid interest from December 15, 2015.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Certain of the Underwriters perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

On May 5, 2016, the Company announced the offering and pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 12.1 hereto the computation of the Company’s ratio of earnings to fixed charges for the periods presented in the prospectus supplement to the Registration Statement. Such computation is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 5, 2016, among The Estée Lauder Companies Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate, dated May 10, 2016 defining certain terms of the 1.700% Senior Notes due 2021.

4.2	Form of Global Note for the 1.700% Senior Notes due 2021 (included as Exhibit A in Exhibit 4.1).

4.3	Officers’ Certificate, dated May 10, 2016 defining certain terms of the 4.375% Senior Notes due 2045.

4.4	Form of Global Note for the 4.375% Senior Notes due 2045 (included as Exhibit B in Exhibit 4.3).

5.1	Opinion of Weil, Gotshal & Manges LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company, dated May 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: May 10, 2016

	By:	/s/ Spencer G. Smul
Spencer G. Smul
Senior Vice President, Deputy General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 5, 2016, among The Estée Lauder Companies Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate, dated May 10, 2016 defining certain terms of the 1.700% Senior Notes due 2021.

4.2	Form of Global Note for the 1.700% Senior Notes due 2021 (included as Exhibit A in Exhibit 4.1).

4.3	Officers’ Certificate, dated May 10, 2016 defining certain terms of the 4.375% Senior Notes due 2045.

4.4	Form of Global Note for the 4.375% Senior Notes due 2045 (included as Exhibit B in Exhibit 4.3).

5.1	Opinion of Weil, Gotshal & Manges LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company, dated May 5, 2016.